UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13881 (Commission File No.)	52-2055918 (IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Financial Results for the Quarter and Fiscal Year Ended January 2, 2004

Marriott International, Inc. today issued a press release reporting financial results for the quarter and fiscal year ended January 2, 2004. The press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 10, 2004	By:	/s/ Carl T. Berquist

Carl T. Berquist Executive Vice President, Financial Information and Risk Management

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press release dated February 10, 2004 reporting financial results for the quarter and fiscal year ended January 2, 2004.